Business combinations	3 Months Ended
Mar. 31, 2017
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
4. Business combinations

On January 3, 2017, the Partnership closed the acquisition of a 51% ownership interest in Höegh LNG Colombia Holding Ltd., the owner of the entities that own and operate Höegh Grace pursuant to a purchase, sale and contribution agreement that the Partnership entered into with Höegh LNG on December 1, 2016. The cash consideration was $91.8 million, excluding the working capital adjustment. The working capital adjustment was $0.4 million.

In December 2016, the Partnership sold 6,588,389 common units, representing limited partner interests in an underwritten public offering. The Partnership's net proceeds from the public offering were $111.5 million. The Partnership used $91.8 million of the net proceeds as cash consideration to acquire the 51% ownership interest in the Höegh Grace entities on January 3, 2017. During December 2016, net proceeds of $12.6 million and $6.6 million was used to repay part of the seller’s credit note and to settle the working capital adjustment, respectively, related to the 2015 acquisition of the Höegh Gallant.

The Höegh Grace was constructed by Hyundai Heavy Industries Co., Ltd. (“HHI”) and was delivered to Höegh LNG in March 2016.

On November 1, 2014, Höegh LNG FSRU IV Ltd., a Cayman Islands company, that owns the Höegh Grace, entered into an International Leasing Agreement (“ILA”) with SPEC for the lease of the Höegh Grace. The Höegh Grace will serve as a LNG import terminal in Cartagena, on the Atlantic coast of Colombia. The initial term of the lease is 20 years. However, the Charterer has an unconditional option to cancel the lease after 10 and 15 years. As a result, non cancellable lease period is for ten years. The lease commenced in December 2016. On November 1, 2014 Höegh LNG also entered into an Operation and Service Agreement (“OSA”) with SPEC to operate and provide certain services for the Höegh Grace for SPEC for the duration of the ILA.

Under terms of the Höegh LNG Colombia Holding Ltd.’s memorandum and articles of association, the Partnership has the power to make key operating decisions considered to be most significant to the Höegh Grace entities and, therefore, has control over the Höegh Grace entities through the Partnership’s ownership of the equity interest of Höegh LNG Colombia Holding Ltd. As a result, the Partnership has accounted for the acquisition of the 51% interest in Höegh LNG Colombia Holding Ltd. as a business combination. On January 1, 2017, the Partnership entered an agreement with Höegh LNG, under which Höegh LNG granted to the Partnership the authority to make decisions over the operations of Höegh LNG Colombia Holding Ltd. from January 1, 2017 to the closing date of the acquisition. As a result, the Partnership has recorded the results of operations of the Höegh Grace entities in its consolidated income statement as of January 1, 2017.

The purchase price of the acquisition has been allocated to the identifiable fair values allocated to each class of identifiable assets acquired.

Under the purchase method of accounting when control is obtained, the non-controlling interest is required to be measured at its fair value at the acquisition date. Management has concluded that the pro-rata values of the controlling and non-controlling interests are the same. The fair value of the consideration transferred and the fair value of the 49% interest of the non-controlling interest will be allocated to assets acquired and liabilities assumed as of the acquisition date with any remaining unallocated amount recognized as goodwill.

The following summarizes the fair values of assets and liabilities assumed:

(in thousands of US dollars)
Consideration
Use of proceeds from public offering (issuance of 6,588,389 common units to the public)	$91,768
Working capital adjustment	407
Total consideration		$92,175

Assets acquired
Cash and cash equivalents	3,774
Restricted cash	19
Trade receivables	4,446
Prepaid expenses and other receivables	51
Vessel	357,138
Other equipment	30
Intangibles: Above market time charter	11,760
Other long term assets	830
Total long term assets		378,048
Liabilities assumed
Trade payables	(193)
Amounts due to owners and affiliates	(622)
Accrued liabilities and other payables	(1,569)
Total long term debt	(192,286)
Derivative instruments	(2,642)
Total liabilities assumed		(197,312)
Total identifiable net assets		180,736

Non-controlling interest in total identifiable net assets		88,561

Acquired share in total identifiable net asset		$92,175

One contract related intangible has been identified. The Partnership recorded $11.8 million for the favorable time charter contract with SPEC. The intangible for the above market value of the time charter contract associated with the Höegh Grace is amortized to time charter revenue on a straight line basis calculated per day over the remaining non-cancellable charter term of approximately 9.5 years as of the acquisition date.

The premium arising in a business combination for the difference in the fair value of the debt assumed compared to the outstanding principal is reported in the consolidated balance sheet as a direct adjustment to the outstanding principal of the related debt and amortized on an effective interest rate method over the term of the relevant loan. Amortization of fair value of the debt assumed is included as a component of interest expense.

The fair value of assets acquired and the liabilities assumed approximated the total consideration, therefore, no residual amount has been recognized as goodwill for the acquisition.

All of the excess value associated with the business combination is associated with assets and liabilities of Höegh LNG FSRU IV Ltd., a Cayman Islands company, which is not subject to corporate income taxes. Therefore, there are no deferred tax assets or liabilities included in the purchase price allocation. As of the acquisition date, Höegh LNG Colombia S.A.S. had net deferred tax assets of less than $0.1 million which were fully offset by a valuation allowance.

Total revenues of $12.3 million and net income of $5.6 million have been included in the Partnership’s consolidated statement of income from the acquisition date of January 1, 2017 through March 31, 2017.

The following unaudited pro forma information assumes the acquisition of the Höegh Grace entities occurred as of January 1, 2016. The unaudited information is for illustration purposes only. The Höegh Grace was delivered from HHI on March 30, 2016 and did not begin operations under the time charter until December 2016. Periods prior to December 2016 reflect only costs incurred during the construction and pre-contract period of operations and would not be indicative of the future results of operations or the cash flows that the Partnership will consolidate going forward.

Year ended
December
(in thousands of U.S. dollars)	31, 2016
Total revenue	$96,526
Net income (loss)	23,382
Non-controlling interest in net income (loss)	(8,818)
Partners’ interest in net income (loss)	$32,200